UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2011

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-31313	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 637-0315

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 9, 2011, Broadwind Energy, Inc. (the “Company”) issued a press release announcing its financial results as of and for the quarter ended March 31, 2011.  The press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filings.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 6, 2011, the Company’s annual meeting of stockholders was held.  Matters voted on by stockholders included (1) the election of six directors to the Company’s Board of Directors, (2) a non-binding advisory vote on the Company’s executive compensation (“Say-on-Pay” vote), (3) a non-binding advisory vote on the frequency of Say-on-Pay votes and (4) the ratification of the Company’s appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2011. The results of the stockholders’ votes are reported below:

1.               With respect to the election of directors, the following directors were elected by the indicated votes:

NAME OF CANDIDATE	FOR	WITHHELD	BROKER NON-VOTE

Charles H. Beynon	65,608,830	565,769	27,124,325

Peter C. Duprey	65,629,260	545,339	27,124,325

William T. Fejes, Jr.	65,428,502	746,097	27,124,325

Terence P. Fox	65,409,492	765,107	27,124,325

David P. Reiland	65,430,047	744,552	27,124,325

Thomas A. Wagner	65,630,364	544,235	27,124,325

2.               With respect to the non-binding advisory vote on the Company’s executive compensation (“Say-on-Pay” vote):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
65,623,705	487,501	63,393	27,124,325

3.               With respect to the non-binding advisory vote on the frequency of Say-on-Pay votes:

ANNUALLY	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON- VOTE
58,837,600	84,224	7,114,016	138,759	27,124,325

4.               With respect to the ratification of the Company’s appointment of Grant Thornton LLP :

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
92,058,438	510,293	730,193	0

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated May 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

May 9, 2011	By:	/s/ Stephanie K. Kushner
Stephanie Kushner
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated May 9, 2011